UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

CURTISS-WRIGHT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13925 Ballantyne Corporate Place Suite 400, Charlotte, NC	28277
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 869-4600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2014, the Board of Directors of Curtiss-Wright Corporation (“Curtiss-Wright”) (NYSE: CW) elected Stuart W. Thorn as a member of the Board of Directors to serve until his successor is elected and qualified. Mr. Thorn will stand for reelection at Curtiss-Wright’s 2014 Annual Meeting of Shareholders.

Mr. Thorn, 57, joins Curtiss-Wright from Southwire Company, a privately held manufacturer of wire and cable used in the distribution transmission of electricity with annual revenues exceeding $5.2B, based in Carrollton, GA. Mr. Thorn has served as the President and Chief Executive Officer of Southwire since 2002, having joined the Company in 2001 as President and Chief Operating Officer. Mr. Thorn previously served as the President & Chief Operating Officer (1998-2001) and Chief Financial Officer (1997-1998) of Beaulieu of America, Inc., the Vice President, International Finance (1995-1997) of Campbell Soup Company, Inc., and a series of progressively responsible financial and operating positions with S.C. Johnson Inc. from 1979 to 1995.

Mr. Thorn graduated from the University of Pennsylvania (the Wharton School) with a B.S. in Economics magna cum laude and a Master of Business Administration, Finance and Decision Science.

There are no transactions, or a series of similar transactions, or any currently proposed transactions, or a series of similar transactions, to which Curtiss-Wright was or is to be a party, in which the amount exceeds $120,000, and in which Mr. Thorn had, or will have a direct or indirect material interest.

A copy of the press release announcing Mr. Thorn’s appointment is attached as Exhibit 99.1 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2014, the Board of Directors of Curtiss-Wright adopted an amendment to Article III, Section 2, of Curtiss-Wright’s By-Laws, effective immediately, to expand the number of members of the Board of Directors to no more than eleven individuals with the exact number of members to be fixed from time to time exclusively by the Board of Directors.

Previously, the By-Laws provided for a maximum number of 10 members. A copy of the Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the amendment to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws.

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Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws

99.1	Press Release, dated February 12, 2014, of the Registrant
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION

By:	/s/ Glenn E. Tynan
Glenn E. Tynan
Vice-President and Chief Financial Officer

Date: February 12, 2014

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